THIRD AMENDMENT TO LEASE
                             DATED DECEMBER 30, 1997
                                     BETWEEN
                      FELLOWSHIP BUSINESS CENTER (LANDLORD)
                                       AND
                   AMERICAN MEDICAL ALERT CORPORATION (TENANT)
          -------------------------------------------------------------

            PURSUANT to a Lease dated April 8, 1991 for 2,100 square feet of space known as 520 Fellowship Road, Suite C-301, Mt. Laurel, New Jersey; and First Amendment to Lease dated November 18, 1993 (relocating to Suite A-106/107 and a total of 5,400 SF); Second Amendment to Lease dated January 15, 1997; between the aforementioned parties, the following changes shall be made:

            1.  TERM:             The term of the Lease shall be extended for
                                  an additional three (3) years commencing
                                  January 1, 1998 and terminating December
                                  31, 2000.

            2.  RENTAL:           $40,500.00 per year, net;
                                  $ 3,375.00 per month, net.



            All other terms and conditions of the original Lease and subsequent Letters of Amendment will remain in full force and effect.


                                          FELLOWSHIP BUSINESS CENTER, (Landlord)

                                           /s/ STEVEN BLOOM
                                           -------------------------------------
                                           By: Steven Bloom


                                           AMERICAN MEDICAL ALERT
                                           CORPORATION, (Tenant)

                                           /s/ JOHN LESHER
                                           -------------------------------------
                                           By: John Lesher
                                           Title: Vice President of Engineering